UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 21, 2014

(Date of earliest event reported)

First Financial Service Corporation

(Exact name of registrant as specified in its charter)

Securities and Exchange Commission File Number: 0-18832

Kentucky	61-1168311
(State or other jurisdiction	(IRS Employer Identification No.)
of incorporation or organization)

2323 Ring Road	(270) 765-2131
Elizabethtown, Kentucky 42701	(Registrant's telephone number,
(Address of principal executive offices)	including area code)
(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07:  Submission of Matters to a Vote of Security Holders

The 2014 Annual Meeting of the shareholders of First Financial Service Corporation was held on May 21, 2014.  At the meeting, the nominees listed below were elected as directors of the Corporation for three-year terms. The voting results for the matters brought before the 2014 Annual Meeting was as follows:

1. Election of Directors.

Name	Term Expires	Votes For	Abstentions	Broker Non-Votes
J. Stephen Mouser	2017	1,983,155	282,287	1,420,020
Gregory S. Schreacke	2017	1,796,389	469,053	1,420,020
Michael L. Thomas	2017	1,872,281	393,161	1,420,020

2.  Approval of executive compensation.

Votes For	Against	Abstentions	Broker Non-Votes
1,650,994	412,877	201,571	1,420,020

3.  Approval of the frequency of voting on the approval of executive compensation.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
2,080,451	20,276	60,538	104,177	1,420,020

4. Ratification of Crowe Horwath LLP as the independent registered public accountants for the year ending December 31, 2014.

Votes For	Against	Abstentions	Broker Non-Votes
3,350,000	102,152	233,310	-

Item 7.01 Regulation FD Disclosures.

A copy of the presentation made at the 2014 Annual Meeting of the shareholders of First Financial Service Corporation is furnished as Exhibit 99.1 to this Current Report.

Exhibit 99 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. None of the information in Exhibit 99 shall be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Additional Information for Shareholders

On April 21, 2014, First Financial Service Corporation, Inc. (“FFKY”), entered into an Agreement and Plan of Share Exchange with Community Bank Shares of Indiana, Inc. (“CBIN”), whereby CBIN will acquire all of the outstanding shares of FFKY common stock in a statutory share exchange (the “Share Exchange”). Exhibit 99 includes information about the terms of the proposed Share Exchange, CBIN, and the combined company that would result upon completion of the proposed transaction.

CBIN has stated in its Current Report on 8-K filed April 22, 2014 that CBIN intends to file a registration statement on Form S-4 with the SEC to register CBIN’s shares that will be issued to FFKY’s shareholders in connection with the transaction. The registration statement will include a joint proxy statement/prospectus that will be distributed to shareholders of both CBIN and FFKY and other relevant materials in connection with the proposed Share Exchange transaction involving FFKY and CBIN. Investors and security holders are urged to read the registration statement and joint proxy/prospectus when it becomes available (and any other documents filed with the SEC in connection with the transaction or incorporated by reference into the joint proxy/prospectus) because such documents will contain important information regarding the proposed Share Exchange. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by FFKY at FFKY’s website at http://www.ffsbky.com or by contacting Frank Perez, FFKY’s Chief Financial Officer, by telephone at (270) 765-2131.

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FFKY, CBIN and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of FFKY and from shareholders of CBIN in connection with the proposed Share Exchange. Information about the directors and executive officers of FFKY is set forth in the proxy statement for FFKY’s 2014 annual meeting of stockholders filed with the SEC on April 21, 2014. Information about the directors and executive officers of CBIN is set forth in the proxy statement for CBIN’s 2014 annual meeting of stockholders filed with the SEC on April 4, 2014. Additional information regarding the interests of these participants and other persons who may be deemed participants in the Share Exchange may be obtained by reading the joint proxy statement/prospectus regarding the Share Exchange when it becomes available.

Forward-Looking Statements

Statements in Exhibit 99 to this report that are not statements of historical fact are forward-looking statements. FFKY may make forward-looking statements in future filings with the Securities and Exchange Commission (“SEC”), in press releases, and in oral and written statements made by or with the approval of FFKY. Forward-looking statements include, but are not limited to: (1) projections of revenues, income or loss, earnings or loss per share, capital structure and other financial items; (2) plans and objectives of the Corporation or its management or Board of Directors; (3) statements regarding future events, actions or economic performance; and (4) statements of assumptions underlying such statements. Words such as “estimate,” “strategy,” “believes,” “anticipates,” “expects,” “intends,” “plans,” “targeted,” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Various risks and uncertainties may cause actual results to differ materially from those indicated by our forward-looking statements. Factors that might cause such a difference include, but are not limited to, expected cost savings, synergies and other financial benefits from the proposed Share Exchange might not be realized within the expected time frames and costs or difficulties relating to integration matters might be greater than expected; the requisite shareholder and regulatory approvals for the proposed Share Exchange might not be obtained; market, economic, operational, liquidity, credit and interest rate risks associated with the FFKY’s and CBIN’s businesses, competition, government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations) might affect the ability of FFKY and CBIN to execute their respective business plans (including the proposed acquisition of First Federal Savings Bank); deviations from performance expectations related to the acquisition of First Federal Savings Bank and the other subsidiaries, the failure of one or more of the accredited investors who have signed a subscription agreement to purchase CBIN’s common stock immediately prior to the Share Exchange; and other matters disclosed periodically in FFKY’s filings with the SEC.

Our forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of any such statement except if required by law to do so.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.      Presentation made at the 2014 Annual Meeting of the shareholders of First Financial Service Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL SERVICE CORPORATION

Date: May 22, 2014	By:	/s/ Frank Perez
Frank Perez Chief Financial Officer & Principal Accounting Officer

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